UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 2005



                            American Oil & Gas, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                      0-31547                    88-0451554
 ---------------------------   ----------------------         -----------------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)



                     1050 17th Street, Suite 1850 Denver, CO        80265
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (303) 991-0173
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
              ------------------------------------------

     On March 23, 2005, American Oil & Gas, Inc. (the "Company") approved and entered into an agreement with Tower Colombia Corporation ("Tower") pursuant to which Tower provides, effective as of January 17, 2005, certain management services, including, but not limited to, human resource management, asset management services, and accounting and data management services for a monthly management fee of $30,000. This management services agreement will terminate on the earlier of May 31, 2005 or the closing date of a merger between the Company and Tower.

     Tower's shareholders are Mr. Patrick O'Brien, Mr. Bob Solomon, and Mr. Kendell Tholstrom. Mr. O'Brien is the Chief Executive Officer and Chairman of the Board of the Company. Mr. Tholstrom is the Secretary and Treasurer of the Company and is a member of the Company's Board of Directors.

Item 7.01.    Regulation FD Disclosure.
              -------------------------

     On March 24, 2005, the Company issued a press release entitled "American Oil & Gas Signs Letter of Intent to Acquire Tower Colombia Corporation." A copy of the press release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporation by reference in any filing.

Item 9.01     Financial Statements and Exhibits.
              ----------------------------------

(c)  Exhibits

Exhibit Number      Description of Exhibit
--------------      ----------------------
99.1                Press Release, dated March 24, 2005


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            American Oil & Gas, Inc.

                                            /s/  Andrew P. Calerich
                                            -----------------------------------
                                                 Andrew P. Calerich
                                                 President and
                                                 Chief Financial Officer

Dated:   March 25, 2005